SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -------------------


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  MAY 17, 1999
                Date of report (Date of earliest event reported)


                                  NUCLEUS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          0-14039                                         11-2714721
  (Commission File Number)                  (I.R.S. Employer Identification No.)


      150 NORTH MICHIGAN AVENUE
           CHICAGO, ILLINOIS                                 60601
  (Address of Principal Executive Offices)                 (Zip Code)


                                  312/683-9000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) On May 17, 1999, Nucleus, Inc. (the "Registrant") dismissed James E. Scheifley & Associates, P.C. ("Scheifley") as its independent accountants.

     (b) Scheifley reported on the Registrant's financial statements for the fiscal years ended December 31, 1998 and 1997.

     (c) The report of Scheifley on the Registrant's financial statements for the fiscal years ended December 31, 1998 and 1997, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     (d) The Registrant's Board of Directors approved, effective as of May 17, 1999, the decision to change independent accountants.

     (e) In connection with its audits for the fiscal years ended December
31, 1998 and 1997, and through May 17, 1999; (1) there have been no disagreements with Scheifley on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Scheifley would have caused it to make reference thereto in its reports on the financial statements for such periods; and (2) there has been no matter that was the subject of a reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

     (f) Effective May 18, 1999, the Registrant engaged Arthur Andersen, LLP ("Arthur Andersen") as its new independent accountants to audit the Registrant's financial statements. During the Registrant's two most recent fiscal years ended December 31, 1998 and 1997, and through May 17, 1999, the Registrant has not consulted with Arthur Andersen regarding the application of accounting principles to any transaction or the type of audit opinion that might be rendered on Registrant's financial statements or any matter that was the subject of a disagreement or reportable event with the former auditor (as defined in Regulation S-K Item 304(a)(1)(iv) and (v), respectively).

     (g) The Registrant has requested that Scheifley furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated May 17, 1999, is filed as Exhibit 16 to this Form 8-K.

                                       2

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ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

               (c)     EXHIBITS

Exhibit No.            Description
-----------            -----------
    16                 Letter from James E. Scheifley & Associates, P.C.

                                        3

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          NUCLEUS, INC.
                                          (Registrant)


Date:   May 17, 1999                      By: /s/  J. Theodore Hartley
        ------------------                    ------------------------
                                                   J. Theodore Hartley,
                                                   Executive Vice President and
                                                   Chief Financial Officer

                                INDEX TO EXHIBITS


EXHIBIT NO.     DESCRIPTION                                             PAGE
-----------     -----------                                             ----
   16           Letter from James E. Scheifley & Associates, P.C.         6

                                        5